SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement
Item 3.02.  Unregistered Sales of Equity Securities

Purchase Agreement

     On January 25, 2006, Level 3 Communications, LLC ("Level 3 Communications"), entered into a purchase agreement (the "Purchase Agreement") with PT Holding Company LLC ("PT Holding") and solely for purposes of certain portions of the Purchase Agreement, Progress Telecommunications Corporation, EPIK Communications Incorporated, Florida Progress Corporation, Odyssey Telecorp, Inc. and Level 3 Communications, Inc. ("Level 3"), pursuant to which Level 3 Communications would purchase from PT Holding all of the membership interests in Progress Telecom, LLC ("Telecom"), excluding certain specified assets and liabilities of Telecom. Telecom is jointly owned (indirectly through PT Holding) by Progress Energy, Inc. and Odyssey Telecorp, Inc. Closing of the transaction is subject to customary closing conditions including the receipt of federal and state regulatory approvals.

     Under the terms of the agreement, Level 3 Communications expects to pay total consideration of $137 million, consisting of $68.5 million in unregistered shares of Level 3 common stock and $68.5 million in cash, subject to adjustments based on working capital and other matters. The number of shares of Level 3 common stock to be delivered will be determined by the result of dividing $68.5 million by the simple arithmetic average of the share price of Level 3 common stock for each of the ten (10) consecutive trading days on the Nasdaq National Market ending the third business day immediately preceding the closing date. The Purchase Agreement also gives Level 3 Communications a cash substitution right that allows it to pay additional cash consideration instead of shares of Level 3 common stock.

     As specified in the Purchase Agreement, on or prior to the closing, Telecom will transfer certain excluded assets to PT Holding and PT Holding will assume certain excluded liabilities. The excluded assets include the wireless tower attachment business and its interests in affiliates focused on providing distributed antennae systems and tower backhaul services to wireless providers.

     The Purchase Agreement contains customary representations, warranties, covenants and indemnities.

     The Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Purchase Agreement are qualified in their entirety by reference to such exhibit.

     The shares of Level 3 common stock issued, if any, will be sold to PT Holding pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

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

Registration Rights Agreement

     Level 3, PT Holding, Progress Telecommunications Corporation, Caronet, Inc. and EPIK Communications Incorporated (Progress Telecommunications Corporation, Caronet, Inc. and EPIK Communications Incorporated are collectively referred to as the "Seller Owners") intend to enter into a registration rights agreement on the closing of the transaction contemplated by the Purchase Agreement (the "Registration Rights Agreement") with respect to any shares of Level 3 common stock to be issued to PT Holding. Pursuant to the Registration Rights Agreement and upon the later of five business days following the closing of the transaction contemplated by the Purchase Agreement and March 1, 2006, Level 3 will be required to file a registration statement covering the shares of Level 3 common stock issued to PT Holding under the Purchase Agreement. The Level 3 common stock will also be subject to a transfer restriction that limits the number of shares PT Holding can sell (with certain exceptions) on any given day. This transfer restriction expires 180 days from the effective date of the registration statement (the "Effective Date"). In addition, pursuant to the Registration Rights Agreement (with certain exceptions), (i) at any time after the Effective Date and prior to June 30, 2006, PT Holding and Seller Owners shall not, and shall not permit any of their affiliates to knowingly make any direct transfer of the Level 3 common stock in a negotiated transaction to one or more persons that would result in the acquirer holding economic or voting ownership in excess of five percent (5%) or more of the Level 3 common stock and
(ii) at any time after the Effective Date, PT Holding and the Seller Owners shall not knowingly and shall not knowingly permit any of their affiliates to knowingly make any direct transfer of the Level 3 common stock in a negotiated transaction to one or more persons that would result in the acquirer holding economic or voting ownership in excess of ten percent (10%) or more of the Level 3 common stock.

     The Registration Rights Agreement is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Registration Rights Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01.  Other Events

     On January 26, 2006, Level 3 issued a press release announcing that it has signed a definitive agreement to acquire all of the membership interests of Progress Telecom LLC, a regional wholesale network services company based in St. Petersburg, Florida.

     The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.



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

Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of business acquired

        None

(b)     Pro forma financial information

        None

(c)     Shell company transactions

        None

(d)     Exhibits

10.1 Purchase Agreement by and among Level 3 Communications, LLC, PT Holding Company LLC, Progress Telecommunications Corporation, EPIK Communications Incorporated, Florida Progress Corporation, Odyssey Telecorp, Inc. and Level 3 Communications, Inc. dated as of January 25, 2006.

10.2 Form of Registration Rights and Transfer Restriction Agreement by and among Level 3 Communications, Inc., PT Holding Company LLC, Progress Telecommunications Corporation, Caronet, Inc., and EPIK Communications Incorporated to be entered into on the closing of the transaction contemplated by the Purchase Agreement.

99.1 Press  Release,  dated  January 26, 2006, of Level 3  Communications,  Inc.
     relating to the signing of a definitive agreement to acquire all of the membership interests of Progress Telecom LLC.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



January 30, 2006                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President


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